UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 16, 2006
                                                --------------------------------

                              BARNES & NOBLE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-12302                                           06-1196501
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(Commission File Number)                       (IRS Employer Identification No.)


     122 Fifth Avenue, New York, NY                          10011
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 633-3300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On November 16, 2006, Barnes & Noble, Inc. (the "Company") issued a press release announcing its preliminary financial results for the third quarter ended October 28, 2006 (the "Press Release"). A copy of the Press Release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company's preliminary financial results shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

     The Press Release also announced the status of the review of the Company's historical stock option grant practices currently being conducted by a Special Committee of the Company's Board of Directors, assisted by independent legal counsel, and indicated that the Company will not be in a position to file its Quarterly Report on Form 10-Q for the quarter ended October 28, 2006 in a timely manner. The Press Release further indicated that the Company will not purchase shares under its stock repurchase program until it completes all required filings.

Item 9.01 Financial Statements and Exhibits

       (c) Exhibits

     99.1  Press Release of Barnes & Noble, Inc., dated November 16, 2006

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                BARNES & NOBLE, INC.
                                                (Registrant)




                                                By: /s/ Joseph J. Lombardi
                                                    ----------------------------
                                                    Joseph J. Lombardi
                                                    Chief Financial Officer


Date: November 16, 2006

                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX




Exhibit Number    Description
--------------    -----------

99.1              Press Release of Barnes & Noble, Inc., dated November 16, 2006